UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  (January 23, 2017)

PhotoMedex, Inc.

(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

2300 Computer Drive, Building G, Willow Grove, PA	19090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

100 Lakeside Drive, Suite 100, Horsham, PA 19044

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 23, 2017, PhotoMedex, Inc. (the “Company”) (Nasdaq and TASE: PHMD) and its subsidiaries Radiancy, Inc., (“Radiancy”), PhotoTherapeutics Ltd. (“PHMD UK”), and Radiancy (Israel) Limited, (“Radiancy Israel” and, together with the Company, Radiancy, and PHMD UK, the “Sellers” and each, a “Seller”) entered into a First Amendment (the “First APA Amendment”) to the Asset Purchase Agreement (the “Asset Purchase Agreement”) between the Company and its subsidiaries, and ICTV Brands Inc. (“Parent”) and ICTV Holdings, Inc. (“Purchaser” and together with Parent, the Company, Radiancy, PHMD UK and Radiancy Israel, the “Parties” or singularly a “Party”) under which Purchaser agreed to acquire the consumer products division of PhotoMedex and its subsidiaries (the “Acquisition”), which includes, among other products, the no!no!® Hair and Skin and the Kyrobak™ pain management products (the “Transferred Business”). This transaction was previously reported on a Current Report filed on Form 8-K on October 5, 2016 and in a Definitive Proxy on Schedule 14A on December 16, 2016.

The First APA Amendment revised the definition of Business Assets and Assumed Liabilities in the Asset Purchase Agreement, as set forth in the attached exhibit. It also modified the first sentence of Section 5.5(b) of the Asset Purchase Agreement to provide that the Parent, Purchaser, or an affiliate would take the necessary steps to establish and implement “employee benefit plans” within the meaning of Section 3(3) of ERISA and a 401(k) plan intended to be qualified under Section 401(a) of the Code (collectively, “Applicable Plans”) in which employees of the consumer products division who are hired by Purchaser shall be eligible to participate from and after the date of establishment. These steps are to be taken as soon as reasonably practicable after the Closing Date (defined below) of the Transaction, or a later date agreed to by the Parties or permitted under the Transition Services Agreement (defined below), but no later than 60 days after the Closing Date. The First APA Amendment also replaced the initial Disclosure Letter delivered by the Sellers to Purchaser concurrently with the execution of the Asset Purchase Agreement in its entirety with an amended Disclosure Letter.

Finally, the First APA Amendment modified the Letter of Credit issued in connection with the Asset Purchase Agreement. Under the Asset Purchase Agreement, the Purchaser agreed to pay to the Company $2.0 million on or before the ninetieth (90th) day following the Closing Date. This amount is guaranteed by an original letter of credit for the benefit of the Company made by a third party; however, under its original terms, the Letter of Credit was valid until the earlier of 180 days after the letter of credit was issued, or April 4, 2017, or until full payment upon demand and presentation on or January 3, 2017. Accordingly, the parties agreed to extend the term of the Letter of Credit to 100 days after the Closing Date.

Also on January 23, 2017, the Company and its subsidiaries entered into a First Amendment (the “First TSA Amendment”) to the Transition Services Agreement (the “Transition Services Agreement”) between the Company and its subsidiaries and Parent and Purchaser, pursuant to which the Company and its subsidiaries will provide the Purchaser with certain accounting, benefit, payroll, regulatory, IT support and other services for periods ranging from approximately three to up to one year following the Closing Date. During that time the Purchaser will arrange to transition the services it receives to its own personnel.  The First TSA Amendment revised references in the Transition Services Agreement from “Effective Date” to “Closing Date”, and amended the fifth recital in its entirety to clarify specifications regarding the lease for certain premises in Israel by and between Radiancy Israel and the landlord for those premises.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Closing of Asset Purchase

On January 23, 2017, (the “Closing Date”), the Company and its subsidiaries completed the disposition of the Transferred Business to ICTV. On that date, pursuant to the terms of the Asset Purchase Agreement as amended, ICTV acquired all of the assets related to and associated with the Transferred Business, including but not limited to intellectual property, product inventory, accounts receivable and payable, and other tangible and intangible assets connected with the conduct of that Transferred Business. In exchange for these assets, the Company received on the Closing Date an initial net payment from ICTV of $3.0 million.

The foregoing description of the Asset Purchase Agreement, its First Amedment, ancillary agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the copies of the Asset Purchase Agreement, the First APA Amendment, and the Transition Services Agreement as amended, which were incorporated by reference as exhibits in the Form 8-K filed on October 4, 2016.

Forward-Looking Statements

This Current Report on Form 8-K may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward looking statements include, but are not limited to, statements with respect to the plans, strategies and objectives of management for future operations; product development, extensions and marketing; and expectations, beliefs or assumptions underlying any of the foregoing. The important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to, changes in consumers’ spending habits and the marketability of certain products.  Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2015, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibits
2.1	First Amendment to the Asset Purchase Agreement, dated January 23, 2017
2.2	First Amendment to the Transition Services Agreement, dated January 23, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date: January 24, 2017	By:	/s/ Dolev Rafaeli
Dolev Rafaeli
Chief Executive Officer